UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2018

Sears Oil and Gas Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-151300

20-3455830

(Commission File Number)

(IRS Employer ID No.)

1661 Lakeview Circle, Ogden, UT 84403

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (801) 399-3632

(Former Name or Former Address, if Changed Since Last Report) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01        Entry into a Material Definitive Agreement

On September 13, 2018, Sears Oil and Gas Corporation, a Nevada corporation (the "Company") entered into an Asset Purchase Agreement ("Agreement) with Human Brands International, Inc., a Nevada corporation ("HBI") pursuant to which the Company acquired from HBI certain assets of HBI (the “Assets”) in exchange for 3,500,000 shares of common stock of the Company and $50,000 in cash (the "Acquisition").   The Assets acquired are certain “Tequila Alebrijes Products and Property Rights”.  The total acquisition purchase price is valued as follows:

Agreed Upon Value of purchased Assets                                                          $   5,450,000

Cash portion of purchase price

      $        50,000

Stock portion of purchase price

      $   5,400,000

The Company did not acquire any ongoing operation of HBI.  The Company did not merge with or acquire an equity interest in HBI.  The Company made no changes in its officers or directors.  The Company did not hire any employee of HBI.  The transaction was essentially the acquisition of certain rights to distribute, rights to use a brand and a limited amount of inventory.  The Company intends to either assign the acquired assets to a third party for a royalty or contract with one or more other entities to market products under the Tequila Alebrijes brand on behalf of the Company.

“Tequila Alebrijes Products and Property Rights” means collectively, the intangible legal rights of HBI pertaining to: (a) rights associated with the Product known as Tequila Alebrijes including but not limited to Tequila Alebrijes Blanco, Reposado, and Añejo. Also including but not limited to, any and all related products or extension of that product including other related Tequila Blends and formulas from the same or other related supplier as well as physical extensions of the Tequila Alebrijes Brand in the form of logos, trademarks, marketing material and related copyrights, copyright applications and copyright registrations and moral rights, trademarks, service marks, logos, trade dress, trade names and service names and all goodwill associated therewith; (b) rights related to the protections of trade secrets and confidential information, including, but not limited to, rights in industrial property, vendor lists and all associated information and other confidential or proprietary information; (c) industrial design rights; and (d) any rights analogous to those set forth in the preceding clauses and any other proprietary rights relating to intangible property, including, but not limited to, any applications, registrations or recordings in connection with the foregoing.   HBI shall also grant to the Company the exclusive rights to sell directly or distribute the Assets on a worldwide basis including any product Extension of the Assets.

The Assets include any and all product line extensions. The Acquired Assets include but are not limited to the following:

•

Trade Mark Design

•

Packaging Design

•

Formulas for Production of Tequila Alebrijes

•

One Container of Tequila Alebrijes Product of not less than 11,000 Mixed 750

•

ML bottles to be shipped to third parties as designated by the Company

•

All Tequila Alebrijes Rights for Worldwide Use

•

All Tequila Alebrijes Extensions for Worldwide Use

•

The exclusive rights to sell the assets directly by the Company or through designated distributors or brand managers worldwide

The Assets include any and all product line extension.

The transaction is subject to customary closing conditions.  The Agreement contains customary representations and warranties by each party, including representations and warranties by HBI concerning the ownership and non-infringement of the Purchased Assets.

The foregoing summary of the terms of the Asset Purchase Agreement is qualified in its entirety by the Asset Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02         Unregistered Sales of Equity Securities.

As described above, the Asset Purchase Agreement provides for the Company’s issuance of 3,500,000 shares of its common stock as part of the purchase price for the Assets.  These shares will be issued at the time of the closing of the Asset Purchase Transaction.  The issuance of these shares is a condition to closing. The Asset Purchase Transaction will be made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended. Such shares will be deemed to be restricted shares as defined in rule 144 of the Securities Exchange Act.  The shares to be issued do not carry registration rights.   The certificates representing such shares will bear appropriate restrictive legends.

ITEM 8.01.  OTHER EVENTS

The parties anticipate that the closing of the asset purchase transaction will occur in September 2018.

The Company intends to attempt to obtain financing in order to commercialize the Assets. The Company intends to initially borrow $300,000 which will be used to pay the cash portion of the purchase price, to pay certain existing liabilities of the Company, to pay transaction costs and for working capital.

Following the closing of the Asset Purchase Transaction, and the receipt of financing, the Company intends to engage in the business of licensing its Assets for operations in the Tequila beverage industry through one or more licensees and/or brand managers.

The Company anticipates that as a result of the acquisition of the Assets in the Asset Purchase Transaction, it will no longer be a shell corporation.  The Company intends, following closing of the acquisitions to file a “Super Form 8-K”.  A Super Form 8-K means a Form 8-K filed under Item 2.01 of Form 8-K for the completion of a transaction and Item 5.06 of Form 8-K to report a change in shell status.  Where a company completes a transaction, which has the effect of causing it to cease being a shell company, it must file an 8-K (a “Super Form 8-K”).  The Super Form 8-K requires, that the company file the information that would be required if the company were filing a Form 10 registration statement under the Exchange Act including any required financial statements.  We anticipate that as a result of the nature of the Assets to be acquired pursuant to the Asset Purchase Agreement, financial statements will not be required to be included with the Super Form 8-K. We anticipate the Super Form 8-K will be filed in the near future.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit

Number

Description of Exhibit

10.1

Asset Purchase Agreement Dated September 13, 2018 between Sears Oil and Gas

Corporation and Human Brands International, Inc. (1)

 (1) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Dated: September 14, 2018,

SEARS OIL AND GAS CORPORATION.

 By: /s/ Mark A. Scharmann

Mark A. Scharmann, President

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